EXHIBIT 10(a)

            EMPLOYMENT AGREEMENT


                   Employment Agreement between FPL GROUP,
INC., a Florida corporation (the "Company"), and Kenneth R. Werneburg (the "Executive"), dated as of March 17, 1997.

                   The Board of Directors of the Company (the
"Board"), has determined that it is in the best interests of the Company and its shareholders to assure that the Company and its affiliated companies will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the Company and its affiliated companies currently and in the event of any threatened or pending Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

                   Therefore, the Company and the Executive agree as follows:

                   1. Effective Date. The effective date of this Agreement shall be the date on which a Change of Control occurs (the "Effective Date"). Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company or its affiliated companies is terminated or the Executive ceases to be an officer of the Company or its affiliated companies prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment or cessation of status as an officer (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) otherwise arose in connection with or anticipation of the Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment or cessation of status as an officer.

                   2. Change of Control. For the purposes of this Agreement, a "Change of Control" shall mean:

                   (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding
Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Company or any or its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (iii) any acquisition by any corporation with respect to which, following such acquisition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting
Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company
Voting Securities, as the case may be; or

                   (b)  Individuals who, as of the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

                   (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                   (d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company
Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common
Stock and Outstanding Company Voting Securities, as the case may be.

                   The term "the sale or disposition by the Company of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company
(as hereinafter defined). The "fair market value of the Company" shall be the aggregate market value of the then Outstanding Company
Common Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Outstanding Company Common Stock shall be determined by multiplying the number of shares of Outstanding Company Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding
Company Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Company
Common Stock or by such other method as the Board shall determine is appropriate.

                   3.  Employment Period.  The Company hereby
agrees to continue the Executive in its or its affiliated companies' employ, or both, as the case may be, and the Executive hereby agrees to remain in the employ of the Company, or its affiliated companies, or both, as the case may be, for a period commencing on the Effective
Date and ending on the 4th anniversary of such date (the "Employment Period"). As used in this Agreement, the term "affiliated companies" shall include any corporation or other entity controlled by, controlling or under common control with the Company.

                   4. Position and Duties. During the Employment Period, the Executive's position (including status, offices, titles, and reporting requirements), authority, duties, and responsibilities with the Company or its affiliated companies or both, as the case may be, shall be at least commensurate in all material respects with the most significant of those held, exercised, and assigned at any time during the 90-day period immediately preceding the Effective Date. The
Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any location less than 20 miles from such location.

                   During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full time and attention during normal business hours to the business and affairs of the Company and its affiliated companies. It shall not be a violation of this Agreement for the Executive to serve on corporate, civic or charitable boards or committees, deliver lectures, fulfill speaking engagements or teach at educational institutions and manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company or its affiliated companies in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not be deemed to interfere with the performance of the Executive's responsibilities to the Company and its affiliated companies.

                   5. Compensation. During the Employment Period, the Executive shall be compensated as follows:

                   (a) Annual Base Salary. The Executive shall be paid an annual base salary ("Annual Base Salary"), in equal biweekly installments, at least equal to the annual base salary being paid to the Executive by the Company and its affiliated companies with respect to the year in which the Effective Date occurs. The Annual Base Salary shall be reviewed at least annually and shall be increased substantially consistent with increases in base salary generally awarded to other peer executives of the Company and its affiliated companies. Such increases shall in no event be less than the increases in the U.S. Department of Labor Consumer Price Index - U.S. City Average Index. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased. As used in this Agreement, the term "affiliated companies" shall include any corporation or other entity controlled by, controlling or under common control with the Company.

                   (b)  Annual Bonus.  In addition to Annual Base
Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the average annual incentive compensation (annualized for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed by the Company for less than twelve full months) paid or payable, including by reason of any deferral, to the Executive by the Company and its affiliated companies in respect of the two fiscal years immediately preceding the fiscal year in which the Effective Date occurs (the "Recent Average Bonus"). The higher of the Recent Average Bonus or the most recent
Annual Bonus awarded by the Company and its affiliated companies after the Effective Date is herein called the "Highest Annual Bonus".
Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

                   (c) Long Term Incentive Compensation. During the Employment Period, the Executive shall be entitled to participate in all incentive compensation plans, practices, policies, and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies, and programs provide the Executive with incentive opportunities and potential benefits, both as to amount and percentage of compensation, less favorable, in the aggregate, than those provided by the Company and its affiliated companies for the Executive under the FPL Group Long
Term Incentive Plan (including, without limitation, performance share grants and awards) as in effect at any time during the 90-day period immediately preceding the Effective Date or; if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                   (d)  Savings and Retirement Plans.  During the
Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies, and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies, and programs provide the Executive with savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies, and programs as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                   (e) Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies, and programs provided by the Company and its affiliated companies (including, without limitation, medical, executive medical, prescription, dental, vision, short-term disability, long-term disability, executive long-term disability, salary continuance, employee life, group life, benefits pursuant to a split dollar arrangement, accidental death and dismemberment, and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies but in no event shall such plans, practices, policies, and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies, and programs in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                   (f) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices, and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                   (g)  Fringe Benefits.  During the Employment
Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs, and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                   (h)  Office and Support Staff.  During the
Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                   (i) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs, and practices of the Company and its affiliated companies as in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer incentives of the Company and its affiliated companies.

                   6.  Termination of Employment.

                   (a) Disability. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with
Section 13(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                   (b)  Cause.  The Company may terminate the
Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) repeated violations by the Executive of the Executive's obligations under Section 4 of this Agreement (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on the Executive's part, which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Company and which are not remedied in a reasonable period of time after receipt of written notice from the Company specifying such violations or (ii) the conviction of the Executive of a felony involving an act of dishonesty intended to result in substantial personal enrichment at the expense of the Company or its affiliated companies.

                   (c) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason.

                   For purposes of this Agreement, "Good Reason" shall mean:

                                     (i)  the assignment to
                   the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                                     (ii)  any failure by the
                   Company to comply with any of the provisions of
                   Section 5 of this Agreement, other than isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                                     (iii)  the Company's
                   requiring the Executive to be based at any office or location other than that described in Section 4 hereof;

                                     (iv)  any purported
                   termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement; or

                                     (v)  any failure by
                   the Company to comply with and satisfy Section 12(c) of this Agreement, provided that such successor has received at least ten days prior written notice from the Company or the Executive of the requirements of Section 12(c) of the Agreement.

                   For purposes of this Section 6(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

                   (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 13(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which
(i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstances which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                   (e) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of Disability, the Date of Termination shall be the Disability Effective Date.

                   7.  Obligations of the Company upon Termination.

                   (a)  Good Reason; Other Than for Cause or
Disability. If, during the Employment Period, the Company terminates the Executive's employment other than for Cause or Disability or the Executive terminates employment for Good Reason:

                                     (i)  the Company
                   shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts (such aggregate being hereinafter referred to as the "Special Termination Amount"):

                                          A.  the sum of (1)
                                     the Executive's
                                     Annual Base Salary
                                     through the Date of
                                     Termination to the
                                     extent not
                                     theretofore paid, (2)
                                     the product of (x) the
                                     Highest Annual
                                     Bonus and (y) a
                                     fraction, the
                                     numerator of which
                                     is the number of
                                     days in the current
                                     fiscal year through
                                     the Date of
                                     Termination, and the
                                     denominator of which
                                     is 365 and (3) any
                                     compensation
                                     previously deferred
                                     by the Executive
                                     (together with any
                                     accrued interest or
                                     earnings thereon)
                                     (including, without
                                     limitation,
                                     compensation,
                                     bonus, incentive
                                     compensation or
                                     awards deferred
                                     under the FPL
                                     Group, Inc. Deferred
                                     Compensation Plan
                                     or incentive
                                     compensation or
                                     awards deferred
                                     under the FPL
                                     Group, Inc.
                                     Long-Term Incentive
                                     Plan of 1985, the
                                     FPL Group, Inc.
                                     Long Term Incentive
                                     Plan of 1994, or
                                     pursuant to an
                                     individual deferral
                                     agreement) and any
                                     accrued vacation
                                     pay, in each case to
                                     the extent not
                                     theretofore paid (the
                                     sum of the amounts
                                     described in clauses
                                     (1), (2), and (3)
                                     being herein called
                                     the "Accrued
                                     Obligations"); and

                                          B.  the amount equal
                                     to the product of (1)
                                     the greater of two or
                                     the number of years
                                     (with any partial year
                                     expressed as a
                                     fraction) remaining in
                                     the Employment
                                     Period and (2) the
                                     sum of (x) the
                                     Executive's Annual
                                     Base Salary and (y)
                                     the Highest Annual
                                     Bonus; provided,
                                     however, that such
                                     amount shall be paid
                                     in lieu of, and the
                                     Executive hereby
                                     waives the right to
                                     receive, any other
                                     amount of severance
                                     relating to salary or
                                     bonus continuation
                                     to be received by the
                                     Executive upon
                                     termination of
                                     employment of the
                                     Executive under any
                                     severance plan,
                                     policy or
                                     arrangement of the
                                     Company; and

                                          C.  the maximum
                                     amount payable
                                     under all
                                     performance share
                                     grants and all other
                                     long term incentive
                                     compensation grants
                                     to the Executive,
                                     calculated as though
                                     the Executive had
                                     remained employed
                                     by the Company for
                                     the remainder of the
                                     Employment Period
                                     and on the basis of
                                     actual achievement
                                     of performance
                                     measures through
                                     the end of the fiscal
                                     year preceding the
                                     fiscal year in which
                                     the Date of
                                     Termination occurs
                                     and thereafter
                                     assuming 100%
                                     achievement of all
                                     performance
                                     measures through
                                     the end of the
                                     Employment Period;
                                     and

                                          D.  a separate lump-
                                     sum supplemental
                                     retirement benefit
                                     equal to the
                                     difference between
                                     (1) the actuarial
                                     equivalent (utilizing
                                     for this purpose the
                                     actuarial
                                     assumptions utilized
                                     with respect to the
                                     FPL Group
                                     Employee Pension
                                     Plan (or any
                                     successor plan
                                     thereto) (the
                                     "Retirement Plan")
                                     during the 90-day
                                     period immediately
                                     preceding the
                                     Effective Date) of the
                                     benefit payable
                                     under the Retirement
                                     Plan and all
                                     supplemental and/or
                                     excess retirement
                                     plans providing
                                     benefits for the
                                     Executive (the
                                     "SERP") (including,
                                     but not limited to the
                                     Supplemental
                                     Pension Benefit (as
                                     defined in the FPL
                                     Group, Inc.
                                     Supplemental
                                     Executive Retirement
                                     Plan)) which the
                                     Executive would
                                     receive if the
                                     Executive's
                                     employment
                                     continued at the
                                     compensation level
                                     provided for in
                                     Sections 5(a) and
                                     5(b) of this
                                     Agreement for the
                                     remainder of the
                                     Employment Period,
                                     assuming for this
                                     purpose that all
                                     accrued benefits are
                                     fully vested and that
                                     benefit accrual
                                     formulas are no less
                                     advantageous to the
                                     Executive than those
                                     in effect during the
                                     90-day period
                                     immediately
                                     preceding the
                                     Effective Date, or, if
                                     more favorable to
                                     the Executive, as in
                                     effect generally at
                                     any time thereafter
                                     during the
                                     Employment Period
                                     with respect to other
                                     peer executives of
                                     the Company and its
                                     affiliated companies,
                                     and (2) the actuarial
                                     equivalent (utilizing
                                     for this purpose the
                                     actuarial
                                     assumptions utilized
                                     with respect to the
                                     Retirement Plan
                                     during the 90-day
                                     period immediately
                                     preceding the
                                     Effective Date) of the
                                     Executive's actual
                                     benefit (paid or
                                     payable), if any,
                                     under the Retirement
                                     Plan and the SERP;
                                     and

                                          E.  a separate lump-
                                     sum supplemental
                                     retirement benefit
                                     equal to the
                                     difference between
                                     (1) the value of the
                                     Company Account
                                     (as defined in the
                                     FPL Group
                                     Employee Thrift Plan
                                     or any successor
                                     plan thereto) (the
                                     "Thrift Plan") and
                                     any other matching
                                     contribution accounts
                                     (including, but not
                                     limited to the
                                     Supplemental
                                     Matching
                                     Contribution Account
                                     (as defined in the
                                     FPL Group, Inc.
                                     Supplemental
                                     Executive Retirement
                                     Plan)) under a SERP
                                     which the Executive
                                     would receive if (i)
                                     the Executive's
                                     employment
                                     continued at the
                                     compensation level
                                     provided for in
                                     Sections 5(a) and
                                     5(b) of this
                                     Agreement for the
                                     remainder of the
                                     Employment Period,
                                     (ii) the Executive
                                     made pre- and after-
                                     tax contributions at
                                     the highest
                                     permissible rate
                                     (disregarding any
                                     limitations imposed
                                     by the Internal
                                     Revenue Code,
                                     which may or may
                                     not be set forth in
                                     the Thrift Plan) for
                                     each year remaining
                                     in the Employment
                                     Period, (iii) the
                                     Company Account
                                     and the matching
                                     contribution accounts
                                     are fully vested, and
                                     (iv) the matching
                                     contribution formulas
                                     are no less
                                     advantageous to the
                                     Executive than those
                                     in effect during the
                                     90-day period
                                     immediately
                                     preceding the
                                     Effective Date or, if
                                     more favorable to
                                     the Executive, as in
                                     effect generally at
                                     any time during the
                                     remainder of the
                                     Employment Period
                                     with respect to other
                                     peer executives of
                                     the Company and its
                                     affiliated companies,
                                     and (2) the actual
                                     value of the
                                     Executive s
                                     Company Account
                                     and matching
                                     contribution accounts
                                     (paid or payable), if
                                     any, under the Thrift
                                     Plan and the SERP;
                                     and

                                     (ii)  for the remainder
                   of the Employment Period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Sections 5(e) and 5(g) of this Agreement if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and

                                     (iii)  to the extent not
                   theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive pursuant to this Agreement or otherwise under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"), but excluding solely for purposes of this Section 7(a)(iii) amounts waived by the Executive pursuant to Section 7(a)(i)(B).

                   (b) Death. Upon the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. All Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. The term
Other Benefits as utilized in this Section 7(b) shall include, without limitation, and the Executive's family shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and any of its affiliated companies to surviving families of peer executives of the Company and such affiliated companies under such plans, programs, practices and policies relating to family death benefits, if any, as in effect with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its affiliated companies and their families.

                   (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. All Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. The term Other Benefits as utilized in this Section 7(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company and its affiliated companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its affiliated companies and their families.

                   (d) Cause; Other Than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid. If the Executive terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                   8. Non-exclusivity of Rights. Except as provided in Sections 7(a)(i)(B), 7(a)(ii), and 7(a)(iii) of this Agreement, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                   9. Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 7(a)(ii) of this Agreement, such amounts shall not be reduced whether or not the Executive obtains other employment. The
Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur at all stages of proceedings, including, without limitation, preparation and appellate review, as a result of any contest (regardless of whether formal legal proceedings are ever commenced and regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872 (f)(2)(A) of the Internal Revenue Code of 1986, as amended (the"Code").

                   10. Certain Additional Payments by the Company. Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of Gross-
Up Payment equal to the Excise Tax imposed upon the Payments.

                   11. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 11 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                   12.  Successors.

                   (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                   (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                   (c)  The Company shall require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and /or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                   13.  Miscellaneous.

                   (a)  This Agreement shall be governed by and
construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                   (b)  All notices and other communications
hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                                 If to the Executive:

                                 Kenneth R. Werneburg
                                 4000 N. Ocean Drive, Apt. 2001
                                 Singer Island, FL 33404-2849


                                 If to the Company:

                                 FPL Group, Inc.
                                 700 Universe
                                 Boulevard
                                 Juno Beach, Florida 33408

                                 Attention:  Vice President, Human Resources

or such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                   (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                   (d) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                   (e) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 6(c)(i)-(v) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                   (f) The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either the Executive or the Company at any time. Moreover, except as provided in Section 1, if prior to the Effective Date,
(i) the Executive's employment with the Company terminates or (ii) the Executive ceases to be an officer of the Company, then the Executive shall have no further rights under this Agreement.

                   IN WITNESS WHEREOF, the Executive has
hereunto set the Executive's hand and, pursuant to the authorization from the Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                   KENNETH R. WERNEBURG
                                   Kenneth R. Werneburg

                                   FPL GROUP, INC.


                                   By LAWRENCE J. KELLEHER
                                      Lawrence J. Kelleher